UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2007, Broadridge Financial Solutions, Inc. (the “Company”) posted key statistics of its Investor Communication Solutions, Securities Processing Solutions and Clearing and Outsourcing Solutions businesses on the Company’s website at www.broadridge.com in the Investor Relations section. A copy of the statistics is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On November 7, 2007, the Company posted the services definitions referenced in the Investor Communication Solutions statistics included in Exhibit 99.1 hereto on the Company’s website at www.broadridge.com in the Investor Relations section. A copy of the definitions is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Key Statistics for Fiscal Years Ended June 30, 2006 and 2007

99.2	Investor Communication Solutions Segment-Services Definitions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2007

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon
Name:	Dan Sheldon
Title:	Vice President, Chief Financial Officer